Exhibit 10.11

ASSIGNMENT AGREEMENT

between

CÁDIZ CLUB DE FÚTBOL, S.A.D.

as Assignor

and

NOMADAR CORP.

as Assignee

and

sport city cádiz, s.l.

as Borrower

June 12, 2025

TABLE OF CONTENTS

1.	DEFINITIONS AND INTERPRETATIONS	2
1.1.	Definitions	2
1.2.	Interpretation	2
2.	ASSIGNMENT	2
2.1.	Assignment of the Loan Agreement	2
2.2.	Price for the Assignment	3
2.3.	Distribution of amounts	5
3.	ASSIGNMENT NOTICE	5
4.	NOTICES	6
5.	CONFIDENTIALITY	6
6.	VAT EXEMPTION	6
7.	SEVERABILITY	6
8.	EXPENSES	6
9.	GOVERNING LAW	6
10.	JURISDICTION	6

ASSIGNMENT AGREEMENT

In Cádiz, on June 12, 2025.

On one hand,

(A)	CÁDIZ CLUB DE FÚTBOL, S.A.D. (the “Assignor”)

On the other hand,

(B)	NOMADAR CORP. (the “Assignee”)

And, on the other hand,

(C)	sport city cádiz, s.l. (the “Borrower”)

Hereinafter, all the entities referred to above shall be jointly referred to as the “Parties”.

The persons acting for and on behalf of each of the Parties, whose powers of attorney they hereby declare to be sufficient and in force, are those identified and undersigned at the end of this Agreement.

RECITALS

I.	Whereas, on 5 December 2024, by virtue of an assignment agreement, CÁDIZ CLUB DE FÚTBOL, S.A.D. assumed the creditor’s position (the “Original Assignment”) in a facility agreement dated 24 February 2022 (the “Original Loan Agreement”) by virtue of which a facility for an amount of €6,800,000 and having a maturity date of 23 February 2027 was granted in favour of the Borrower.

Hereinafter, the Original Loan Agreement and the Original Assignment will be jointly referred to as the “Loan Agreement”.

II.	Whereas, the Assignor is interested in assigning, and the Assignee is interested in acquiring from the Assignor (the “Assignment”), the amounts of the Loan Agreement including all ancillary rights and obligations under such agreement (the “Credit Rights”).

III.	Now, therefore, the Parties agree to enter into this assignment agreement (the “Agreement”) subject to the following:

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CLAUSES

1.	DEFINITIONS AND INTERPRETATIONS

1.1.	Definitions

1.1.1.	Unless otherwise expressly stated in this Agreement, the terms and definitions in capital letters shall have the meaning ascribed to them in the Loan Agreement.

1.1.2.	Notwithstanding the above, in this Agreement, the terms expressly defined in the Recitals shall have the meaning given to them in such section and the terms below shall have the meaning contemplated in each case:

“Assignment”: means the assignment contemplated in Recital III and formalized under Clause 2.

“Credit Rights”: has the meaning contemplated in Recital III.

“Effectiveness Date”: means the date hereof.

“Price”: means the price for the Assignment, set forth in Clause 2.2.

1.2.	Interpretation

Unless otherwise expressly stated, all references made to clauses, paragraphs and schedules shall be understood to be made to Clauses, Paragraphs and Schedules under this Agreement.

2.	ASSIGNMENT

2.1.	Assignment of the Loan Agreement

2.1.1.	With effect as from the Effectiveness Date, the Assignor absolutely, unconditionally and irrevocably assigns and transfers the amounts of the Loan Agreement including all Credit Rights to the Assignee.

The Assignee acquires these amounts of the Loan Agreement including all Credit Rights fully, unconditionally and irrevocably until maturity.

2.1.2.	The Parties acknowledge that this Assignment is made in accordance with:

(i)	the requirements for the assignment established in Clause DECIMOCUARTA of the Original Loan Agreement; and

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(ii)	the provisions set forth in Articles 347 and 348 of the Spanish Commercial Code and Articles 1526 and subsequent of the Spanish Civil Code.

2.1.3.	The Assignment implies the subrogation of the Assignee in the creditor position assigned by the Assignor in the Loan Agreement, together with the Credit Rights and obligations. Therefore, as from the Effectiveness Date, the Assignee becomes a party to the Loan Agreement, as lender of the Loan Agreement.

2.1.4.	For the purposes of this Agreement, the Assignor shall be responsible for the legitimacy and existence of the assigned Credit Rights.

2.1.5.	As from the Effectiveness Date, the Assignor shall not be liable for the solvency of the Borrower nor the fulfilment by the Borrower of its obligations under the Loan Agreement. Likewise, as from the Effectiveness Date, the Assignor shall not be affected by any losses that the Assignee may incur as a result of the Borrower failing to comply with its payment obligations under the Loan Agreement.

2.2.	Price for the Assignment

2.2.1.	The Price for the Assignment is $8,500,000.00 for both the principal amount and the interest accrued (the “Price”).

2.2.2.	The Assignee shall pay the Price to the Assignor as follows:

(i)	$7,500,000.00 of the Price through the issuance by the Assignee of shares (the “Shares”) of the Assignees’ common stock, par value $0.000001 per share (the “Common Stock”) at the Per Share Conversion Price, for an aggregate of 750,000 shares of Common Stock, that shall be subscribed by the Assignor, in full payment of the Price.

As used in this Agreement, “Per Share Conversion Price” equals $10.00.

(ii)	$1,000,000.00 of the Price shall be paid by the Assignee to the Assignor within 24 months after the Effectiveness Date, by means of wire transfer to the bank account designated by the Assignor and communicated to the Assignee in writing.

2.2.3.	Issuance of Shares. The Shares are being issued pursuant to an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) in Section 4(a)(2) thereof and/or Regulation D promulgated thereunder.

(i)	Assignor acknowledges and agrees that the Shares are characterized as “restricted securities” under the Securities Act, and the rules and regulations promulgated thereunder, and that, under the Securities Act and applicable regulations thereunder, such securities may not be resold, pledged or otherwise transferred without registration under the Securities Act or an exemption therefrom. Assignor acknowledges and agrees that (i) the Shares are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, and the Shares have not yet been registered under the Securities Act, and (ii) such Shares may be offered, resold, pledged or otherwise transferred only in a transaction registered under the Securities Act, or meeting the requirements of Rule 144, or in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Assignee so requests) and in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction.

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(ii)	Assignor acknowledges and agrees that (i) the registrar or transfer agent for the Shares will not be required to accept for registration of transfer any shares except upon presentation of evidence satisfactory to the Assignee that the restrictions on transfer under the Securities Act have been complied with and (ii) any Shares will bear a restrictive legend.

(iii)	Assignor acknowledges and agrees that: (a) the Shares have not been registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering; (b) Assignor is acquiring the Shares solely for its own account for investment purposes, and not with a view to the distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; (c) Assignor is a sophisticated purchaser with such knowledge and experience in business and financial matters that it is capable of evaluating the merits and risks of purchasing the Shares; (d) Assignor has had the opportunity to obtain from the Assignee such information as desired in order to evaluate the merits and the risks inherent in holding the Shares; (e) Assignor is able to bear the economic risk and lack of liquidity inherent in holding the Shares; (f) Assignor is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act; and (g) and (g) Assignor either has a pre-existing personal or business relationship with the Assignee or its officers, directors or controlling persons, or by reason of Assignor’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Assignee, directly or indirectly, have the capacity to protect their own interests in connection with the purchase of the Shares.

(iv)	The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement with a current prospectus, or to the Assignee, the Assignee may require the transferor thereof to provide to the Assignee an opinion of counsel at the expense of the transferor, selected by the transferor and reasonably acceptable to the Assignee, the form and substance of which opinion shall be reasonably satisfactory to the Assignee, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.

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(v)	The Assignor agrees, so long as is required by this Section 2, book entry notations evidencing the Shares shall bear a restrictive legend, substantially in the following form.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND ARE “RESTRICTED SECURITIES” AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE DISTRIBUTED OR TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS NOMADAR CORP. AND DEPOSITARY HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO EACH OF THEM THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE ACT.

2.3.	Distribution of amounts

2.3.1.	Any payment of principal, interest, fees, default interest and any other facility liabilities attached to the amount of the Loan Agreement accrued prior to the Effectiveness Date shall correspond to the Assignor.

2.3.2.	On the other hand, any payment of principal, interest, fees, default interest and any other facility liabilities attached to the amount of the Loan Agreement which will accrue on or and after the Effectiveness Date shall correspond to the Assignee.

2.3.3.	If for any reason the Assignor or the Assignee (as the case may be) receives any amount which, in accordance with the provisions of the preceding paragraphs, do not correspond to it, it shall make them available to the Assignor or Assignee with the same value date.

3.	ASSIGNMENT NOTICE

For the appropriate purposes and, in particular, in connection with Clause DECIMOCUARTA of the Original Loan Agreement, the Borrower expressly consents the Assignment and acknowledges the Assignment.

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4.	NOTICES

The Parties shall give all notices and make all communications between them relating to this Agreement in writing, by courier with acknowledgement of receipt or by email.

5.	CONFIDENTIALITY

Each Party agrees to keep all the information included in this Agreement, (in particular, but not limited to, the Price) confidential and not to disclose it to anyone (except where the disclosure of this information is requested by a relevant authority or to any director, officer, employee, consultant or professional advisers of a Party on a strictly need to know basis) and to ensure such information is protected with security measures and a degree of care that would apply to its own confidential information.

6.	VAT EXEMPTION

The Parties state that this assignment transaction is strictly financial in nature and, although it is considered subject to VAT, it is exempt from the aforementioned tax and, thus, because it is subject to VAT it is not subject to Transfer Tax.

7.	SEVERABILITY

The invalidity, nullity or voidability of any clause of this Agreement will not affect or undermine the enforceability of its remaining clauses. Similarly, the Parties intend to replace any invalid, null or voidable term or Clause with another valid and enforceable one under terms that are as close as possible to those contained in the invalid, null or voidable clause.

8.	EXPENSES

Any costs and expenses derived from this Agreement, including notarial fees, and fees incurred by the legal advisors of the Parties, shall be borne by the Assignee.

9.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by Spanish law (Derecho Común).

10.	JURISDICTION

The courts of the city of Madrid have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement), and all parties hereto hereby submit to the jurisdiction of said courts, waiving their right to any other jurisdiction to which they may be entitled either by reason of their current or future domiciles or otherwise.

11.	BOARD APPROVAL

This Agreement, and the issuance of securities hereunder, shall have been unanimously approved by the Board of Directors of the Assignee.

[Signature pages follow]

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[Signature page to the Assignment Agreement]

CÁDIZ CLUB DE FÚTBOL, S.A.D.

[Signature page to the Assignment Agreement]

/s/ Carlos Lacave
NOMADAR CORP.
CARLOS LACAVE
CFO

[Signature page to the Assignment Agreement]

/s/ Manuel Ignacio Diaz Charlo
sport city cádiz, s.l.
MANUEL IGNACIO DIAZ CHARLO
CEO